Exhibit 10.6
Excess Catastrophe Reinsurance Contract
Effective: June 1, 2007
issued to
Philadelphia Insurance Company
Bala Cynwyd, Pennsylvania
Philadelphia Indemnity Insurance Company
Bala Cynwyd, Pennsylvania
and
any and all other companies which are now
or may hereafter become member companies of
Philadelphia Insurance Companies

07\P2Z1059

Table of Contents

Article		Page
I	Classes of Business Reinsured	1
II	Commencement and Termination	1
III	Special Commutation	3
IV	Territory (BRMA 51A)	5
V	Exclusions	5
VI	Retention and Limit	8
VII	Reinstatement	8
VIII	Premium	8
IX	Definitions	10
X	Other Reinsurance	11
XI	Loss Occurrence	11
XII	Loss Notices and Settlements	13
XIII	Salvage and Subrogation	13
XIV	Offset (BRMA 36D)	13
XV	Access to Records (BRMA 1D)	13
XVI	Liability of the Reinsurer	14
XVII	Net Retained Lines (BRMA 32B)	14
XVIII	Errors and Omissions (BRMA 14F)	14
XIX	Currency (BRMA 12A)	14
XX	Taxes (BRMA 50B)	14
XXI	Federal Excise Tax	15
XXII	Funding Requirements	15
XXIII	Insolvency	16
XXIV	Arbitration	17
XXV	Service of Suit	18
XXVI	Agency Agreement	19
XXVII	Governing Law	19
XXVIII	Confidentiality	19
XXIX	Severability	19
XXX	Intermediary (BRMA 23A)	19
	Schedule A

07\P2Z1059

Excess Catastrophe Reinsurance Contract
Effective: June 1, 2007
issued to
Philadelphia Insurance Company
Bala Cynwyd, Pennsylvania
Philadelphia Indemnity Insurance Company
Bala Cynwyd, Pennsylvania
and
any and all other companies which are now
or may hereafter become member companies of
Philadelphia Insurance Companies
(hereinafter referred to collectively as the “Company”)
by
The Subscribing Reinsurer(s) Executing the
Interests and Liabilities Agreement(s)
Attached Hereto
(hereinafter referred to as the “Reinsurer7#148;)
Article I — Classes of Business Reinsured
By this Contract the Reinsurer agrees to reinsure the excess liability which may accrue to the Company under its policies, contracts and binders of insurance (hereinafter called “policies”) in force at the effective date hereof or issued or renewed on or after that date, and classified by the Company as Fire, Allied Lines, Inland Marine and Commercial Multi Peril (including Fire, Allied Lines and Inland Marine lines only) business, subject to the terms, conditions and limitations set forth herein and in Schedule A attached to and forming part of this Contract.
Article II — Commencement and Termination
A.	This Contract shall become effective at 12:01 a.m., Local Standard Time at the location where the loss occurrence commences, June 1, 2007, with respect to losses arising out of loss occurrences commencing at or after that time and date, and shall remain in force until 12:01 a.m., Local Standard Time at the location where the loss occurrence commences, June 1, 2008.

B.	Notwithstanding the provisions of paragraph A above, if any of the following events occur on or after the date lines are bound and, with the timing exceptions as qualified by subparagraphs 1 and 2 below, before the termination of the Contract, the Company may terminate a Subscribing Reinsurer’s percentage share in this Contract:

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1.	The Subscribing Reinsurer’s surplus as regards policyholders or the foreign equivalent thereto after the date lines are bound for this Contract has been reduced by more than 25.0% of the amount of surplus or foreign equivalent 12 months prior to that date; or

2.	The Subscribing Reinsurer’s surplus as regards policyholders or the foreign equivalent thereto at any time between the date lines are bound and the date of termination of this Contract has been reduced by more than 25.0% of the amount of surplus or foreign equivalent at the date of the Subscribing Reinsurer’s most recent financial statement filed with regulatory authorities and available to the public as of the date lines are bound for this Contract; or

3.	The Subscribing Reinsurer’s A.M. Best’s rating has been assigned or downgraded below A- (inclusive of “Not Rated” ratings) and/or Standard & Poor’s rating has been assigned or downgraded below BBB+; or

4.	The Subscribing Reinsurer has become merged with, acquired by or controlled by any other company, corporation or unaffiliated individual(s) not controlling the Subscribing Reinsurer’s operations previously; or

5.	A State Insurance Department or other legal authority has ordered the Subscribing Reinsurer to cease writing business; or

6.	The Subscribing Reinsurer has become insolvent or has been placed into liquidation or receivership (whether voluntary or involuntary) or proceedings have been instituted against the Subscribing Reinsurer for the appointment of a receiver, liquidator, rehabilitator, conservator or trustee in bankruptcy, or other agent known by whatever name, to take possession of its assets or control of its operations; or

7.	The Subscribing Reinsurer has reinsured its entire liability under this Contract without the Company’s prior written consent (except for inter-company pooling arrangements); or

8.	The Subscribing Reinsurer has ceased assuming new or renewal property or casualty treaty reinsurance business.
The Company has 30 days from the date of public announcement or discovery to exercise the option to terminate a Subscribing Reinsurer’s percentage share in this Contract. To terminate a Subscribing Reinsurer’s percentage share in this Contract, the Company must provide the Subscribing Reinsurer with formal notice. Such notice, which shall be postmarked no later than the last day of the aforementioned 30-day period, shall include the effective date of termination. The effective date of termination shall be as selected by the Company and shall be one of the following:
a.	The last day of the month prior to the date of any public announcement or discovery; or

b.	The date of any public announcement or discovery; or

c.	The last day of any month after the date of any public announcement or discovery; or

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d.	The date of the Company’s written notice to the Subscribing Reinsurer advising of the termination; or

e.	The date of notice provided by the Subscribing Reinsurer (should the Subscribing Reinsurer elect to provide one).
C.	If this Contract is terminated or expires while a loss occurrence covered hereunder is in progress, the Reinsurer’s liability hereunder shall, subject to the other terms and conditions of this Contract, be determined as if the entire loss occurrence had occurred prior to the termination or expiration of this Contract, provided that no part of such loss occurrence is claimed against any renewal or replacement of this Contract.
Article III — Special Commutation
A.	In the event a Subscribing Reinsurer meets one or both of the following criteria, the Company may require a commutation of that portion of any excess loss hereunder represented by any outstanding claim or claims, including any related loss adjustment expense.
1.	The Subscribing Reinsurer’s A.M. Best’s rating is assigned or downgraded below A- (inclusive of “Not Rated” ratings) and/or Standard & Poor’s rating is assigned or downgraded below BBB+; or

2.	The Subscribing Reinsurer ceases assuming new or renewal property treaty reinsurance business.
Notwithstanding the foregoing, the provisions of this Article shall not apply to Subscribing Reinsurers that (at the inception hereof) are rated A+ or higher by A.M. Best and have a policyholders’ surplus (or the foreign equivalent thereto) of $2,000,000,000 or more.
“Outstanding claim or claims” shall be defined as known or unknown claims, including any billed yet unpaid claims.
B.	If the Company elects to require commutation as provided in paragraph A above, the Company shall submit a Statement of Valuation of the outstanding claim or claims as of the last day of the month immediately preceding the month in which the Company elects to require commutation, as determined by the Company. Such Statement of Valuation shall include the elements considered reasonable to establish the excess loss, including, but not limited to, paid losses, paid loss adjustment expenses, outstanding losses, outstanding loss adjustment expenses, incurred but not reported loss reserves established by the Company’s internal division or the appropriate actuarial firm under external contract to the Company, salvage and subrogation, and unearned reinsurance deposits, if any, and shall set forth or attach the information relied upon by the Company and the methodology, including, but not limited to, the present value calculation employed to calculate the excess loss. The Subscribing Reinsurer shall then pay the amount requested within 30 calendar days of receipt of such Statement of Valuation, unless the Subscribing Reinsurer needs additional information from the Company to assess the Company’s Statement of Valuation or contests such amount.

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C.	If the Subscribing Reinsurer needs additional information from the Company to assess the Company’s Statement of Valuation or contests the amount requested, the Subscribing Reinsurer shall so notify the Company within 30 calendar days of receipt of the Company’s Statement of Valuation. The Company shall supply any reasonably requested information to the Subscribing Reinsurer within 30 calendar days of receipt of the notification. Within 45 calendar days of the date of the notification or of the receipt of the information, whichever is later, the Subscribing Reinsurer shall provide the Company with its Statement of Valuation of the outstanding claim or claims as of the last day of the month immediately preceding the month in which the Company elects to require commutation, as determined by the Subscribing Reinsurer. Such Statement of Valuation shall include the elements considered reasonable to establish the excess loss, including, but not limited to, paid losses, paid loss adjustment expenses, outstanding losses, outstanding loss adjustment expenses, incurred but not reported loss reserves established by the Subscribing Reinsurer’s internal division or the appropriate actuarial firm under external contract to the Subscribing Reinsurer, salvage and subrogation, and unearned reinsurance deposits, if any, and shall set forth or attach the information relied upon by the Subscribing Reinsurer and the methodology, including, but not limited to, the present value calculation employed to calculate the excess loss.

D.	In the event the Subscribing Reinsurer’s Statement of Valuation of the outstanding claim or claims is viewed as unacceptable to the Company, the Company may either abandon the commutation effort, or may seek to settle any difference by using an independent actuary agreed to by the parties.

E.	If the parties cannot agree on an acceptable independent actuary within 30 calendar days of the date of the Subscribing Reinsurer’s Statement of Valuation, then each party shall appoint an actuary as party arbitrators for the limited and sole purpose of selecting an independent actuary. If the actuaries cannot agree on an acceptable independent actuary within 30 calendar days of the date of the Subscribing Reinsurer’s Statement of Valuation, the Company shall supply the Subscribing Reinsurer with a list of at least three proposed independent actuaries, and the Subscribing Reinsurer shall select the independent actuary from that list.

F.	Upon selection of the independent actuary, both parties shall present their respective written submissions to the independent actuary. The independent actuary may, at his or her discretion, request additional information. The independent actuary shall issue his or her decision within 45 calendar days after the written submissions have been filed and any additional information has been provided.

G.	The decision of the independent actuary shall be final and binding. The expense of the independent actuary shall be equally divided between the two parties. For the purposes of this Article, unless mutually agreed otherwise, an “independent actuary” shall be an actuary who satisfies each of the following criteria:
1.	Is regularly engaged in the valuation of claims resulting from lines of business subject to this Contract; and

2.	Is either a Fellow of the Casualty Actuarial Society or of the American Academy of Actuaries; and

3.	Is disinterested and impartial regarding this commutation.

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H.	Notwithstanding paragraphs A, B and C above, in the event that the Subscribing Reinsurer no longer meets the criteria set forth in subparagraphs 1 and 2 of paragraph A above, this commutation may continue on a mutually agreed basis.

I.	Payment by the Subscribing Reinsurer of the amount requested in accordance with paragraph B, C or F above, shall release the Subscribing Reinsurer from all further liability for any outstanding claim or claims, known or unknown, under this Contract and shall release the Company from all further liability for payments of salvage or subrogation amounts, known or unknown, to the Subscribing Reinsurer under this Contract.

J.	In the event of any conflict between this Article and any other Article of this Contract, the terms of this Article shall control.

K.	This Article shall survive the termination or expiration of this Contract.
Article IV — Territory (BRMA 51A)
The territorial limits of this Contract shall be identical with those of the Company’s policies.
Article V — Exclusions
This Contract does not apply to and specifically excludes the following:
1.	Workers’ Compensation, Directors and Officers Liability, and Employers Liability business.

2.	Product integrity and/or product tampering losses.

3.	Space and space related risks such as satellites, spacecraft, launch vehicles and major components thereof from the beginning of transit to launch site.

4.	Offshore risks.

5.	Financial guarantee and insolvency.

6.	Assumed reinsurance.

7.	Mortgage Impairment insurances and similar kinds of insurances, however styled.

8.	Nuclear risks as defined in the “Nuclear Incident Exclusion Clause — Physical Damage — Reinsurance” attached to and forming part of this Contract.

9.	Loss or damage caused by or resulting from war, invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, or martial law or confiscation by order of any government or public authority.

10.	Loss or liability excluded under the provisions of the “Pools, Associations and Syndicates Exclusion Clause” attached to and forming part of this Contract.

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11.	All liability of the Company arising by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary, in any insolvency fund. “Insolvency fund” includes any guaranty fund, insolvency fund, plan, pool, association, fund or other arrangement, however denominated, established or governed, which provides for any assessment of or payment or assumption by the Company of part or all of any claim, debt, charge, fee or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

12.	Losses in respect of overhead transmission and distribution lines and their supporting structures other than those on or within 1,000 feet of the insured premises. It is understood and agreed that public utilities extension and/or suppliers extension and/or contingent business interruption coverages are not subject to this exclusion, provided that these are not part of a transmitters’ or distributors’ policy.

13.	Accident and Health, Casualty, Fidelity and/or Surety business.

14.	Loss, damage, cost or expense arising from seepage and/or pollution and/or contamination, other than contamination from smoke. Nevertheless, this exclusion does not preclude payment of the cost of removing debris of property damaged by a loss otherwise covered hereunder, subject always to a limit of 25.0% of the Company’s property loss under the applicable original policy.

15.	Notwithstanding any other provision to the contrary within this Contract or any amendment thereto, loss, damage, cost or expense directly or indirectly caused by, contributed to by, resulting from, or arising out of or in connection with any act of terrorism, as defined herein, regardless of any other cause or event contributing concurrently or in any other sequence to the loss.
An “act of terrorism” includes any act, or preparation in respect of action, or threat of action, designed to influence the government de jure or de facto of any nation or any political division thereof, or in pursuit of political, religious, ideological or similar purposes to intimidate the public or a section of the public of any nation by any person or group(s) of persons whether acting alone or on behalf of or in connection with any organization(s) or government(s) de jure or de facto, and which:
a.	Involves violence against one or more persons; or

b.	Involves damage to property; or

c.	Endangers life other than that of the person committing the action; or

d.	Creates a risk to health or safety of the public or a section of the public; or

e.	Is designed to interfere with or to disrupt an electronic system.
Loss, damage, cost or expense directly or indirectly caused by, contributed to by, resulting from, or arising out of or in connection with any action in controlling, preventing, suppressing, retaliating against or responding to any act of terrorism.

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Notwithstanding the above and subject otherwise to the terms, conditions and limitations of this Contract, in respect only of personal lines this Contract will pay actual loss or damage (but not related cost or expense) caused by any act of terrorism provided such act is not directly or indirectly caused by, contributed to by, resulting from, or arising out of or in connection with biological, chemical, radioactive, or nuclear pollution or contamination or explosion.
16.	Loss or liability in any way or to any extent arising out of the actual or alleged presence or actual, alleged or threatened presence of fungi including, but not limited to, mold, mildew, mycotoxins, microbial volatile organic compounds or other “microbial contamination,” including:
a.	Any supervision, instruction, recommendations, warnings, or advice given or which should have been given in connection with the above; and

b.	Any obligation to share damages with or repay someone who must pay damages because of such injury or damage.
For purposes of this exclusion, “microbial contamination” means any contamination, either airborne or surface, which arises out of or is related to the presence of fungi, mold, mildew, mycotoxins, microbial volatile organic compounds or spores, including, without limitation, Penicillium, Aspergillus, Fusarium, Aspergillus Flavus and Stachybotrys chartarum.
Losses resulting from the above causes do not in and of themselves constitute an event unless arising out of one or more of the following perils, in which case this exclusion does not apply:
Fire, lightning, explosion, aircraft or vehicle impact, falling objects, windstorm, hail, tornado, cyclone, hurricane, earthquake, volcano, tsunami, flood, freeze or weight of snow.
Notice of any claims for mold-related losses must be given by the Company to the Reinsurer, in writing, within 24 months after the commencement date of the loss occurrence to which such claims relate.
17.	Loss or liability excluded under the provisions of the “Electronic Data Endorsement B (NMA 2915)” attached to and forming part of this Contract.

18.	Assessments made against the Company by the Florida Hurricane Catastrophe Fund (FHCF).

19.	Assessments made against the Company by the Citizens Property Insurance Corporation (CPIC).

20.	Business written under the United States National Flood Insurance Program.

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Article VI — Retention and Limit
A.	As respects each excess layer of reinsurance coverage provided by this Contract, the Company shall retain and be liable for the first amount of ultimate net loss, shown as “Company’s Retention” for that excess layer in Schedule A attached hereto, arising out of each loss occurrence. The Reinsurer shall then be liable, as respects each excess layer, for the amount by which such ultimate net loss exceeds the Company’s applicable retention, but the liability of the Reinsurer under each excess layer shall not exceed the amount, shown as “Reinsurer’s Per Occurrence Limit” for that excess layer in Schedule A attached hereto, as respects any one loss occurrence.

B.	No claim shall be made under any excess layer of reinsurance coverage provided by this Contract as respects any one loss occurrence unless at least two risks insured by the Company are involved in such loss occurrence. For purposes of this Contract, the Company shall be the sole judge of what constitutes one risk.
Article VII — Reinstatement
A.	In the event all or any portion of the reinsurance under any excess layer of reinsurance coverage provided by this Contract is exhausted by loss, the amount so exhausted shall be reinstated immediately from the time the loss occurrence commences hereon. For each amount so reinstated, the Company agrees to pay additional premium in accordance with the provisions of the Premium Article.

B.	Notwithstanding anything stated herein, the liability of the Reinsurer under any excess layer of reinsurance coverage provided by this Contract shall not exceed either of the following:
1.	The amount, shown as “Reinsurer’s Per Occurrence Limit” for that excess layer in Schedule A attached hereto, as respects loss or losses arising out of any one loss occurrence; or

2.	The amount, shown as “Reinsurer’s Term Limit” for that excess layer in Schedule A attached hereto, in all during the term of this Contract.
Article VIII — Premium
A.	As premium for each excess layer of reinsurance coverage provided by this Contract, the Company shall pay the Reinsurer the greater of the following:
1.	The amount shown as “Minimum Premium” for that excess layer in Schedule A attached hereto if there has been no loss hereunder; or

2.	The percentage, shown as “Premium Rate” for that excess layer in Schedule A attached hereto, of the Company’s gross earned premium during the term of this Contract.
B.	The Company shall pay the Reinsurer a deposit premium for each excess layer of the amount, shown as “Deposit Premium” for that excess layer in Schedule A attached hereto, in four equal installments of the amount, shown as “Quarterly Deposit Premium” for that

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excess layer in Schedule A attached hereto, on June 1, September 1 and December 1 of 2007 and March 1, 2008.
C.	Within 45 days after the expiration of this Contract, the Company shall provide a report to the Reinsurer setting forth the premium due hereunder for each excess layer, computed in accordance with paragraph A above, and any additional premium due the Reinsurer or return premium due the Company for each such excess layer shall be remitted promptly.
D.	For each amount of limit reinstated for each excess layer in accordance with the Reinstatement Article, the Company agrees to pay additional premium equal to the product of the following:
1.	The percentage of the occurrence limit for the excess layer reinstated (based on the loss paid by the Reinsurer under that excess layer); times

2.	The final adjusted reinsurance premium, as calculated in accordance with paragraph A above, for the excess layer reinstated for the term of this Contract (exclusive of reinstatement premium).
E.	Whenever the Company requests payment by the Reinsurer of any loss under any excess layer hereunder, the Company shall submit a statement to the Reinsurer of reinstatement premium due the Reinsurer for that excess layer. If the final adjusted reinsurance premium for any excess layer for the term of this Contract has not been determined as of the date of any such statement, the calculation of reinstatement premium due for that excess layer shall be based on the annual deposit premium for that excess layer and shall be readjusted when the final adjusted reinsurance premium for that excess layer for the term of this Contract has been determined. Any reinstatement premium shown to be due the Reinsurer for any excess layer as reflected by any such statement (less prior payments, if any, for that excess layer) shall be payable by the Company concurrently with payment by the Reinsurer of the requested loss for that excess layer. Any return reinstatement premium shown to be due the Company shall be remitted by the Reinsurer as promptly as possible after receipt and verification of the Company’s statement.
F.	In the event a Subscribing Reinsurer’s participation in this Contract is terminated under the provisions of paragraph B of the Commencement and Termination Article, no deposit premium shall be due after the effective date of termination, the minimum premium shall be waived, and the reinsurance premium and reinstatement premium, if applicable, will be calculated in accordance with the following formulas:
1.	Reinsurance premium shall be the number of days the Subscribing Reinsurer participates on this Contract divided by the number of days of the original term of this Contract and the quotient thereof shall be multiplied by the Subscribing Reinsurer’s percentage share of the final adjusted premium reported in accordance with paragraph C above.

2.	Reinstatement premium shall be the product of the percentage determined in accordance with the provisions of subparagraph 1 of paragraph D above and the amount determined in accordance with the provisions of subparagraph 1 of paragraph F above.

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3.	In the event the incurred loss for any excess layer is greater than the sum of the amounts from subparagraphs 1 and 2 of this paragraph F that are applicable to the same excess layer, in lieu of the provisions of subparagraphs 1 and 2 of this paragraph F, the Subscribing Reinsurer will receive premium equal to the lesser of:
a.	An amount equal to the Subscribing Reinsurer’s percentage share of the full reinsurance premium calculated in accordance with paragraph A (without regard to the termination of the Subscribing Reinsurer’s share in accordance with the provisions of paragraph B of the Commencement and Termination Article) plus any reinstatement premium calculated in accordance with paragraph D; or

b.	The Subscribing Reinsurer’s percentage share of the incurred loss for the same excess layer.
G.	“Gross earned premium” as used herein is defined as earned premium of the Company for the classes of business reinsured hereunder, before the deduction of any premiums ceded by the Company for reinsurance which inures to the benefit of this Contract.
H.	“Incurred loss” as used herein shall mean the Company’s ceded ultimate net loss plus the Company’s ceded outstanding loss and loss adjustment expense reserves (including incurred but not reported loss reserves) established by the Company’s internal division or the appropriate actuarial firm under external contract to the Company.
Article IX — Definitions
A.	“Ultimate net loss” as used herein is defined as the sum or sums (including loss in excess of policy limits, extra contractual obligations and loss adjustment expense, as hereinafter defined) paid or payable by the Company in settlement of claims and in satisfaction of judgments rendered on account of such claims, after deduction of all salvage, all recoveries and all claims on inuring insurance or reinsurance, whether collectible or not. Nothing herein shall be construed to mean that losses under this Contract are not recoverable until the Company’s ultimate net loss has been ascertained.
B.	“Loss in excess of policy limits” and “extra contractual obligations” as used herein shall be defined as follows:
1.	“Loss in excess of policy limits” shall mean 90.0% of any amount paid or payable by the Company in excess of its policy limits, but otherwise within the terms of its policy, such loss in excess of the Company’s policy limits having been incurred because of, but not limited to, failure by the Company to settle within the policy limits or by reason of the Company’s alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or in the preparation or prosecution of an appeal consequent upon such an action.

2.	“Extra contractual obligations” shall mean 90.0% of any punitive, exemplary, compensatory or consequential damages paid or payable by the Company, not covered by any other provision of this Contract and which arise from the handling of any claim on business subject to this Contract, such liabilities arising because of, but not limited to, failure by the Company to settle within the policy limits or by reason of

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the Company’s alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or in the preparation or prosecution of an appeal consequent upon such an action. An extra contractual obligation shall be deemed, in all circumstances, to have occurred on the same date as the loss covered or alleged to be covered under the policy.
Notwithstanding anything stated herein, the amount included in the ultimate net loss for any one loss occurrence as respects loss in excess of policy limits and extra contractual obligations shall not exceed 25.0% of the Company’s indemnity loss hereunder arising out of that loss occurrence.
Notwithstanding anything stated herein, this Contract shall not apply to any loss in excess of policy limits or any extra contractual obligation incurred by the Company as a result of any fraudulent and/or criminal act by any officer or director of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.
Savings Clause (Applicable only if the Subscribing Reinsurer is domiciled in the State of New York): In no event shall coverage be provided to the extent that such coverage is not permitted under New York law.
C.	“Loss adjustment expense” as used herein shall mean expenses assignable to the investigation, appraisal, adjustment, settlement, litigation, defense and/or appeal of specific claims, regardless of how such expenses are classified for statutory reporting purposes. Loss adjustment expense shall include, but not be limited to, declaratory judgments, interest on judgments, expenses of outside adjusters, and a pro rata share of the salaries and expenses of the Company’s field employees according to the time occupied adjusting such losses and expenses of the Company’s officials incurred in connection with the losses, but shall not include office expenses or salaries of the Company’s regular employees.
Article X — Other Reinsurance
A.	The Company shall be permitted to carry excess per risk treaty reinsurance and facultative reinsurance, recoveries under which shall inure to the benefit of this Contract.
B.	Any loss reimbursement paid or payable to the Company under coverage provided by the Florida Hurricane Catastrophe Fund shall inure to the benefit of this Contract.
Article XI — Loss Occurrence
A.	The term “loss occurrence” shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which occurs within the area of one state of the United States or province of Canada and states or provinces contiguous thereto and to one another. However, the duration and extent of any one “loss occurrence” shall be limited to all individual losses sustained by the Company occurring during any period of 168 consecutive hours arising out

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of and directly occasioned by the same event, except that the term “loss occurrence” shall be further defined as follows:
1.	As regards windstorm, hail, tornado, hurricane, cyclone, including ensuing collapse and water damage, all individual losses sustained by the Company occurring during any period of 72 consecutive hours arising out of and directly occasioned by the same event. However, the event need not be limited to one state or province or states or provinces contiguous thereto.

2.	As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by the Company occurring during any period of 72 consecutive hours within the area of one municipality or county and the municipalities or counties contiguous thereto arising out of and directly occasioned by the same event. The maximum duration of 72 consecutive hours may be extended in respect of individual losses which occur beyond such 72 consecutive hours during the continued occupation of an insured’s premises by strikers, provided such occupation commenced during the aforesaid period.

3.	As regards earthquake (the epicenter of which need not necessarily be within the territorial confines referred to in the introductory portion of this paragraph A) and fire following directly occasioned by the earthquake, only those individual fire losses which commence during the period of 168 consecutive hours may be included in the Company’s “loss occurrence.”

4.	As regards “freeze,” only individual losses directly occasioned by collapse, breakage of glass and water damage (caused by bursting frozen pipes and tanks) may be included in the Company’s “loss occurrence.”

5.	As regards firestorms, brush fires, and any other fires or series of fires, irrespective of origin (except as provided in subparagraphs 2 and 3 above), which spread through trees, grassland or other vegetation, all individual losses sustained by the Company which occur during any period of 168 consecutive hours within a 50-mile radius of any fixed point selected by the Company may be included in the Company’s “loss occurrence.” However, an individual loss subject to this subparagraph cannot be included in more than one “loss occurrence.”
B.	For all those “loss occurrences,” other than those referred to in subparagraph 2 of paragraph A above, the Company may choose the date and time when any such period of consecutive hours commences, provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss, and provided that only one such period of 168 consecutive hours shall apply with respect to one event, except for any “loss occurrence” referred to in subparagraph 1 of paragraph A above where only one such period of 72 consecutive hours shall apply with respect to one event, regardless of the duration of the event.
C.	As respects those “loss occurrences” referred to in subparagraph 2 of paragraph A above, if the disaster, accident or loss occasioned by the event is of greater duration than 72 consecutive hours, then the Company may divide that disaster, accident or loss into two or more “loss occurrences,” provided no two periods overlap and no individual loss is included in more than one such period and provided that no period commences earlier than

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the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss.
D.	No individual losses occasioned by an event that would be covered by 72 hours clauses may be included in any “loss occurrence” claimed under the 168 hours provision.
Article XII — Loss Notices and Settlements
A.	Whenever losses sustained by the Company appear likely to result in a claim hereunder, the Company shall notify the Reinsurer, and the Reinsurer shall have the right to participate in the adjustment of such losses at its own expense.
B.	All loss settlements made by the Company, provided they are within the terms of this Contract and the terms of the Company’s policies (except as respects loss in excess of policy limits and extra contractual obligations) shall be binding upon the Reinsurer, and the Reinsurer agrees to pay all amounts for which it may be liable upon receipt of reasonable evidence of the amount paid (or scheduled to be paid within 14 days) by the Company.
Article XIII — Salvage and Subrogation
The Reinsurer shall be credited with salvage (i.e., reimbursement obtained or recovery made by the Company, less the actual cost, excluding salaries of officials and employees of the Company and sums paid to attorneys as retainer, of obtaining such reimbursement or making such recovery) on account of claims and settlements involving reinsurance hereunder. Salvage thereon shall always be used to reimburse the excess carriers in the reverse order of their priority according to their participation before being used in any way to reimburse the Company for its primary loss. The Company hereby agrees to enforce its rights to salvage or subrogation relating to any loss, a part of which loss was sustained by the Reinsurer, and to prosecute all claims arising out of such rights.
Article XIV — Offset (BRMA 36D)
The Company and the Reinsurer, each at its option, may offset any balance or balances, whether on account of premiums, claims and losses, loss expenses or salvages due from one party to the other under this Contract; provided, however, that in the event of the insolvency of a party hereto, offsets shall only be allowed in accordance with applicable statutes and regulations.
Article XV — Access to Records (BRMA 1D)
The Reinsurer or its designated representatives shall have access at any reasonable time to all records of the Company which pertain in any way to this reinsurance.

07\P2Z1059 Page 13

Article XVI — Liability of the Reinsurer
A.	The liability of the Reinsurer shall follow that of the Company in every case and be subject in all respects to all the general and specific stipulations, clauses, waivers and modifications of the Company’s policies and any endorsements thereon. However, in no event shall this be construed in any way to provide coverage outside the terms and conditions set forth in this Contract.
B.	Nothing herein shall in any manner create any obligations or establish any rights against the Reinsurer in favor of any third party or any persons not parties to this Contract.
Article XVII — Net Retained Lines (BRMA 32B)
A.	This Contract applies only to that portion of any policy which the Company retains net for its own account, and in calculating the amount of any loss hereunder and also in computing the amount or amounts in excess of which this Contract attaches, only loss or losses in respect of that portion of any policy which the Company retains net for its own account shall be included.
B.	The amount of the Reinsurer’s liability hereunder in respect of any loss or losses shall not be increased by reason of the inability of the Company to collect from any other reinsurer(s), whether specific or general, any amounts which may have become due from such reinsurer(s), whether such inability arises from the insolvency of such other reinsurer(s) or otherwise.
Article XVIII — Errors and Omissions (BRMA 14F)
Inadvertent delays, errors or omissions made in connection with this Contract or any transaction hereunder shall not relieve either party from any liability which would have attached had such delay, error or omission not occurred, provided always that such error or omission is rectified as soon as possible after discovery.
Article XIX — Currency (BRMA 12A)
A.	Whenever the word “Dollars” or the “$” sign appears in this Contract, they shall be construed to mean United States Dollars and all transactions under this Contract shall be in United States Dollars.
B.	Amounts paid or received by the Company in any other currency shall be converted to United States Dollars at the rate of exchange at the date such transaction is entered on the books of the Company.
Article XX — Taxes (BRMA 50B)
In consideration of the terms under which this Contract is issued, the Company will not claim a deduction in respect of the premium hereon when making tax returns, other than income or

07\P2Z1059 Page 14

profits tax returns, to any state or territory of the United States of America or the District of Columbia.
Article XXI — Federal Excise Tax
A.	The Reinsurer has agreed to allow for the purpose of paying the Federal Excise Tax the applicable percentage of the premium payable hereon as imposed under Section 4371 of the Internal Revenue Code to the extent such premium is subject to the Federal Excise Tax.
B.	In the event of any return of premium becoming due hereunder the Reinsurer will deduct the applicable percentage from the return premium payable hereon and the Company or its agent should take steps to recover the tax from the United States Government.
Article XXII — Funding Requirements
A.	The Reinsurer agrees to fund, within 30 days of the Company’s request, subject to receipt of satisfactory information from the Company, its share of the unearned portion of any deposit premium (determined as of the date that this paragraph A first applies to the Reinsurer according to the provisions of subparagraph (a) and/or (b) below) and the Company’s ceded outstanding loss and loss adjustment expense reserves (including incurred but not reported loss reserves for known loss occurrences established by the Company) by:
1.	Clean, irrevocable and unconditional letters of credit issued and confirmed, if confirmation is required by the insurance regulatory authorities involved, by a bank or banks meeting the NAIC Securities Valuation Office credit standards for issuers of letters of credit and acceptable to said insurance regulatory authorities; and/or

2.	Escrow accounts for the benefit of the Company; and/or

3.	Cash advances;
if the Reinsurer:
a.	Is unauthorized in any state of the United States of America or the District of Columbia having jurisdiction over the Company and if, without such funding, a penalty would accrue to the Company on any financial statement, including but not limited to quarterly filings, it is required to file with the insurance regulatory authorities involved; or

b.	Has an A.M. Best’s rating below A- (inclusive of “Not Rated” ratings) and/or a Standard & Poor’s rating below BBB+. However, this funding requirement will not apply to authorized reinsurers who at inception are rated A or higher by A.M. Best and have a policyholders’ surplus of $2,000,000,000 or more.
The Reinsurer, at its sole option, may fund in other than cash if its method of funding is acceptable to the Company and to the insurance regulatory authorities involved.

07\P2Z1059 Page 15

For the purpose of this Contract, the Lloyd’s U.S. Credit for Reinsurance Trust Fund shall be considered an acceptable funding instrument.
B.	With regard to funding in whole or in part by letters of credit, it is agreed that each letter of credit will be in a form acceptable to insurance regulatory authorities involved, will be issued for a term of at least one year and will include an “evergreen clause,” which automatically extends the term for at least one additional year at each expiration date unless written notice of non-renewal is given to the Company not less than 30 days prior to said expiration date or longer where required by insurance regulatory authorities. The Company and the Reinsurer further agree, notwithstanding anything to the contrary in this Contract, that said letters of credit may be drawn upon by the Company or its successors in interest at any time, without diminution because of the insolvency of the Company or the Reinsurer, but only for one or more of the following purposes:
1.	To reimburse itself for the Reinsurer’s share of losses and/or loss adjustment expense paid under the terms of policies reinsured hereunder, unless paid in cash by the Reinsurer;

2.	To reimburse itself for the Reinsurer’s share of any other amounts claimed to be due hereunder, unless paid in cash by the Reinsurer;

3.	To fund a cash account in an amount equal to the Reinsurer’s portion of the unearned deposit premium and/or the Reinsurer’s share of ceded outstanding loss and loss adjustment expense reserves (including incurred but not reported loss reserves for known loss occurrences established by the Company) funded by means of a letter of credit which is under non-renewal notice, if said letter of credit has not been renewed or replaced by the Reinsurer 10 days prior to its expiration date;

4.	To refund to the Reinsurer any sum in excess of the actual amount required to fund the Reinsurer’s portion of the unearned deposit premium and/or the Reinsurer’s share of the Company’s ceded outstanding loss and loss adjustment expense reserves (including incurred but not reported loss reserves for known loss occurrences established by the Company), if so requested by the Reinsurer; and

5.	To reimburse itself for the Reinsurer’s portion of the unearned deposit premium paid to the Reinsurer.
In the event the amount drawn by the Company on any letter of credit is in excess of the actual amount required for B(1) or B(3), or in the case of B(2), the actual amount determined to be due, the Company shall promptly return to the Reinsurer the excess amount so drawn.
Article XXIII — Insolvency
A.	In the event of the insolvency of one or more of the reinsured companies, this reinsurance shall be payable directly to the company or to its liquidator, receiver, conservator or statutory successor on the basis of the liability of the company without diminution because of the insolvency of the company or because the liquidator, receiver, conservator or statutory successor of the company has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the

07\P2Z1059 Page 16

company shall give written notice to the Reinsurer of the pendency of a claim against the company indicating the policy or bond reinsured which claim would involve a possible liability on the part of the Reinsurer within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to the company or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the Court, against the company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the company solely as a result of the defense undertaken by the Reinsurer.
B.	Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Contract as though such expense had been incurred by the company.
C.	It is further understood and agreed that, in the event of the insolvency of one or more of the reinsured companies, the reinsurance under this Contract shall be payable directly by the Reinsurer to the company or to its liquidator, receiver or statutory successor, except as provided by Section 4118(a) of the New York Insurance Law or except (1) where this Contract specifically provides another payee of such reinsurance in the event of the insolvency of the company or (2) where the Reinsurer with the consent of the direct insured or insureds has assumed such policy obligations of the company as direct obligations of the Reinsurer to the payees under such policies and in substitution for the obligations of the company to such payees.
Article XXIV — Arbitration
A.	As a condition precedent to any right of action hereunder, any dispute or difference between the Company and any Reinsurer relating to the interpretation or performance of this Contract, including its formation or validity, or any transaction under this Contract, whether arising before or after termination, shall be submitted to arbitration.
B.	If more than one reinsurer is involved in the same dispute, all such reinsurers shall constitute and act as one party for purposes of this Article provided that communication shall be made by the Company to each of the reinsurers constituting the one party, and provided, however, that nothing therein shall impair the rights of such reinsurers to assert several, rather than joint, defenses or claims, nor be construed as changing the liability of the Reinsurer under the terms of this Contract from several to joint.
C.	Upon written request of any party, each party shall choose an arbitrator and the two chosen shall select a third arbitrator. If either party refuses or neglects to appoint an arbitrator within 30 days after receipt of the written request for arbitration, the requesting party may appoint a second arbitrator. If the two arbitrators fail to agree on the selection of a third arbitrator within 30 days of their appointment, the Company shall petition the American Arbitration Association to appoint the third arbitrator. If the American Arbitration Association fails to appoint the third arbitrator within 30 days after it has been requested to do so, either party may request a justice of a court of general jurisdiction of the state in which the arbitration is to be held to appoint the third arbitrator. All arbitrators shall be active or retired officers of insurance or reinsurance companies, or Lloyd’s London Underwriters, and

07\P2Z1059 Page 17

disinterested in the outcome of the arbitration. Each party shall submit its case to the arbitrators within 30 days of the appointment of the third arbitrator.
D.	The parties hereby waive all objections to the method of selection of the arbitrators, it being the intention of both sides that all the arbitrators be chosen from those submitted by the parties.
E.	The arbitrators shall have the power to determine all procedural rules for the holding of the arbitration including but not limited to inspection of documents, examination of witnesses and any other matter relating to the conduct of the arbitration. The arbitrators shall interpret this Contract as an honorable engagement and not as merely a legal obligation; they are relieved of all judicial formalities and may abstain from following the strict rules of law. The arbitrators may award interest and costs. Each party shall bear the expense of its own arbitrator and shall share equally with the other party the expenses of the third arbitrator and of the arbitration.
F.	The decision in writing of the majority of the arbitrators shall be final and binding upon both parties. Judgment may be entered upon the final decision of the arbitrators in any court having jurisdiction. The arbitration shall take place in Bala Cynwyd, Pennsylvania, unless otherwise mutually agreed between the Company and the Reinsurer.
G.	This Article shall remain in full force and effect in the event any other provision of this Contract shall be found invalid or non-binding.
H.	All time limitations stated in this Article may be amended by mutual consent of the parties, and will be amended automatically to the extent made necessary by any circumstances beyond the control of the parties.
Article XXV — Service of Suit
(Applicable if the Reinsurer is not domiciled in the United States of America, and/or is not authorized in any State, Territory or District of the United States where authorization is required by insurance regulatory authorities. This Article is not intended to conflict with or override the parties obligations to arbitrate their disputes in accordance with the Arbitration Article.)
A.	It is agreed that in the event the Reinsurer fails to pay any amount claimed to be due hereunder, the Reinsurer, at the request of the Company, will submit to the jurisdiction of a court of competent jurisdiction within the United States. Nothing in this Article constitutes or should be understood to constitute a waiver of the Reinsurer’s rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States.
B.	Further, pursuant to any statute of any state, territory or district of the United States which makes provision therefor, the Reinsurer hereby designates the party named in its Interests and Liabilities Agreement, or if no party is named therein, the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Contract.

07\P2Z1059 Page 18

Article XXVI — Agency Agreement
If more than one reinsured company is named as a party to this Contract, the first named company shall be deemed the agent of the other reinsured companies for purposes of sending or receiving notices required by the terms and conditions of this Contract, and for purposes of remitting or receiving any monies due any party.
Article XXVII — Governing Law
This Contract shall be governed as to performance, administration and interpretation by the laws of the State of Pennsylvania exclusive of the rules with respect to conflicts of law, except as to rules with respect to credit for reinsurance in which case the applicable rules of all the states shall apply.
Article XXVIII — Confidentiality
The Reinsurer, except with the express prior written consent of the Company, shall not directly or indirectly communicate, disclose or divulge to any unaffiliated third party any knowledge or information that may be acquired either directly or indirectly as a result of the inspection of the Company’s books, records and papers. The restrictions as outlined in this Article shall not apply to communication or disclosures that the Reinsurer is required to make to its statutory auditors, retrocessionaires, legal counsel, arbitrators involved in any arbitration procedures under this Contract or disclosures required upon subpoena or other duly-issued order of a court or other governmental agency or regulatory authority.
Article XXIX — Severability
If any provision of this Contract should be invalid under applicable laws, the latter shall control but only to the extent of the conflict without affecting the remaining provisions of this Contract.
Article XXX — Intermediary (BRMA 23A)
Benfield Inc. is hereby recognized as the Intermediary negotiating this Contract for all business hereunder. All communications (including but not limited to notices, statements, premium, return premium, commissions, taxes, losses, loss adjustment expense, salvages and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurer through Benfield Inc. Payments by the Company to the Intermediary shall be deemed to constitute payment to the Reinsurer. Payments by the Reinsurer to the Intermediary shall be deemed to

07\P2Z1059 Page 19

constitute payment to the Company only to the extent that such payments are actually received by the Company.
In Witness Whereof, the Company by its duly authorized representative has executed this Contract as of the date undermentioned at:
Bala Cynwyd, Pennsylvania, this 17th day of July in the year 2007.

Philadelphia Insurance Companies (for and on behalf of the “Company”)

/s/ Christopher J. Maguire
CHRISTOPHER J. MAGUIRE, EVP & CUO
(Print name and title)

07\P2Z1059 Page 20

Schedule A
Excess Catastrophe Reinsurance Contract
Effective: June 1, 2007
issued to
Philadelphia Insurance Company
Bala Cynwyd, Pennsylvania
Philadelphia Indemnity Insurance Company
Bala Cynwyd, Pennsylvania
and
any and all other companies which are now
or may hereafter become member companies of
Philadelphia Insurance Companies

	First	Second	Third	Fourth	Fifth	Sixth
	Excess	Excess	Excess	Excess	Excess	Excess

Company’s Retention	$10,000,000	$20,000,000	$50,000,000	$100,000,000	$150,000,000	$205,000,000
Reinsurer’s Per Occurrence Limit	$10,000,000	$30,000,000	$50,000,000	$50,000,000	$55,000,000	$50,000,000
Reinsurer’s Term Limit	$20,000,000	$60,000,000	$100,000,000	$100,000,000	$110,000,000	$100,000,000
Minimum Premium	$3,200,000	$6,480,000	$5,600,000	$4,000,000	$3,190,000	$2,500,000
Premium Rate	0.8764856%	1.7748834%	1.5338499%	1.0956071%	0.8737466%	0.6847544%
Deposit Premium	$4,000,000	$8,100,000	$7,000,000	$5,000,000	$3,987,500	$3,125,000
Quarterly Deposit Premium	$1,000,000	$2,025,000	$1,750,000	$1,250,000	$996,875	$781,250
The figures listed above for each excess layer shall apply to each Subscribing Reinsurer in the percentage share for that excess layer as expressed in its Interests and Liabilities Agreement attached hereto.

07\P2Z1059 Schedule A

Nuclear Incident Exclusion Clause — Physical Damage — Reinsurance (U.S.A.)
1.	This Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.
2.	Without in any way restricting the operation of paragraph (1) of this Clause, this Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:
I.	Nuclear reactor power plants including all auxiliary property on the site, or

II.	Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and “critical facilities” as such, or

III.	Installations for fabricating complete fuel elements or for processing substantial quantities of “special nuclear material,” and for reprocessing, salvaging, chemically separating, storing or disposing of “spent” nuclear fuel or waste materials, or

IV.	Installations other than those listed in paragraph (2) III above using substantial quantities of radioactive isotopes or other products of nuclear fission.
3.	Without in any way restricting the operations of paragraphs (1) and (2) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith except that this paragraph (3) shall not operate
(a)	where Reassured does not have knowledge of such nuclear reactor power plant or nuclear installation, or

(b)	where said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused. However on and after 1st January 1960 this sub-paragraph (b) shall only apply provided the said radioactive contamination exclusion provision has been approved by the Governmental Authority having jurisdiction thereof.
4.	Without in any way restricting the operations of paragraphs (1), (2) and (3) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.
5.	It is understood and agreed that this Clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reassured to be the primary hazard.
6.	The term “special nuclear material” shall have the meaning given it in the Atomic Energy Act of 1954 or by any law amendatory thereof.
7.	Reassured to be sole judge of what constitutes:
(a)	substantial quantities, and

(b)	the extent of installation, plant or site.
Note.-Without in any way restricting the operation of paragraph (1) hereof, it is understood and agreed that
(a)	all policies issued by the Reassured on or before 31st December 1957 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

(b)	with respect to any risk located in Canada policies issued by the Reassured on or before 31st December 1958 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.
12/12/57
N.M.A. 1119
BRMA 35B

07\P2Z1059

Pools, Associations and Syndicates Exclusion Clause
Section A:
Excluding:
(a)	All business derived directly or indirectly from any Pool, Association or Syndicate which maintains its own reinsurance facilities.

(b)	Any Pool or Scheme (whether voluntary or mandatory) formed after March 1, 1968 for the purpose of insuring property whether on a country-wide basis or in respect of designated areas. This exclusion shall not apply to so-called Automobile Insurance Plans or other Pools formed to provide coverage for Automobile Physical Damage.
Section B:
It is agreed that business written by the Company for the same perils, which is known at the time to be insured by, or in excess of underlying amounts placed in the following Pools, Associations or Syndicates, whether by way of insurance or reinsurance, is excluded hereunder:
Industrial Risk Insurers,
Associated Factory Mutuals,
Improved Risk Mutuals,
Any Pool, Association or Syndicate formed for the purpose of writing
Oil, Gas or Petro-Chemical Plants and/or Oil or Gas Drilling Rigs,
United States Aircraft Insurance Group,
Canadian Aircraft Insurance Group,
Associated Aviation Underwriters,
American Aviation Underwriters.
Section B does not apply:
(a)	Where The Total Insured Value over all interests of the risk in question is less than $250,000,000.

(b)	To interests traditionally underwritten as Inland Marine or stock and/or contents written on a blanket basis.

(c)	To Contingent Business Interruption, except when the Company is aware that the key location is known at the time to be insured in any Pool, Association or Syndicate named above, other than as provided for under Section B(a).

(d)	To risks as follows:
Offices, Hotels, Apartments, Hospitals, Educational Establishments, Public Utilities (other than railroad schedules) and builder’s risks on the classes of risks specified in this subsection (d) only.
Where this clause attaches to Catastrophe Excesses, the following Section C is added:
Section C:
Nevertheless the Reinsurer specifically agrees that liability accruing to the Company from its participation in residual market mechanisms including but not limited to:
(1)	The following so-called “Coastal Pools”:
Alabama Insurance Underwriting Association
Louisiana Citizens Property Insurance Corporation
Mississippi Windstorm Underwriting Association
North Carolina Insurance Underwriting Association
South Carolina Windstorm and Hail Underwriting Association
Texas Windstorm Insurance Association
AND
(2)	All “Fair Plan” and “Rural Risk Plan” business

07\P2Z1059 Page 1 of 2

AND
(3)	The California Earthquake Authority (“CEA”)
for all perils otherwise protected hereunder shall not be excluded, except, however, that this reinsurance does not include any increase in such liability resulting from:
(i)	The inability of any other participant in such “Coastal Pool” and/or “Fair Plan” and/or “Rural Risk Plan” and/or Residual Market Mechanisms to meet its liability.

(ii)	Any claim against such “Coastal Pool” and/or “Fair Plan” and/or “Rural Risk Plan” and/or Residual Market Mechanisms, or any participant therein, including the Company, whether by way of subrogation or otherwise, brought by or on behalf of any insolvency fund (as defined in the Insolvency Fund Exclusion Clause incorporated in this Contract).
Section D:
Notwithstanding Section C above, in respect of the CEA, where an assessment is made against the Company by the CEA, the Company may include in its Ultimate Net Loss only that assessment directly attributable to each separate loss occurrence covered hereunder. The Company’s initial capital contribution to the CEA shall not be included in the Ultimate Net Loss.

NOTES:	Wherever used herein the terms:

	“Company”	shall be understood to mean “Company,” “Reinsured,” “Reassured” or whatever other term is used in the attached reinsurance document to designate the reinsured company or companies.

	“Agreement”	shall be understood to mean “Agreement,” “Contract,” “Policy” or whatever other term is used to designate the attached reinsurance document.

	“Reinsurers”	shall be understood to mean “Reinsurers,” “Underwriters” or whatever other term is used in the attached reinsurance document to designate the reinsurer or reinsurers.

07\P2Z1059 Page 2 of 2

\

Electronic Data Endorsement B
1.	Electronic Data Exclusion

Notwithstanding any provision to the contrary within the Contract or any endorsement thereto, it is understood and agreed as follows:-
a)	This Contract does not insure loss, damage, destruction, distortion, erasure, corruption or alteration of ELECTRONIC DATA from any cause whatsoever (including but not limited to COMPUTER VIRUS) or loss of use, reduction in functionality, cost, expense of whatsoever nature resulting therefrom, regardless of any other cause or event contributing concurrently or in any other sequence to the loss.

ELECTRONIC DATA means facts, concepts and information converted to a form useable for communications, interpretation or processing by electronic and electromechanical data processing or electronically controlled equipment and includes programs, software and other coded instructions for the processing and manipulation of data or the direction and manipulation of such equipment.

COMPUTER VIRUS means a set of corrupting, harmful or otherwise unauthorized instructions or code including a set of maliciously introduced unauthorized instructions or code, programmatic or otherwise, that propagate themselves through a computer system or network of whatsoever nature. COMPUTER VIRUS includes but is not limited to “Trojan Horses,” “worms” and “time or logic bombs.”

b)	However, in the event that a peril listed below results from any of the matters described in paragraph a) above, this Contract, subject to all its terms, conditions and exclusions, will cover physical damage occurring during the Contract period to property insured by this Contract directly caused by such listed peril.

Listed Perils

Fire Explosion
2.	Electronic Data Processing Media Valuation

Notwithstanding any provision to the contrary within the Contract or any endorsement thereto, it is understood and agreed as follows:-

Should electronic data processing media insured by this Contract suffer physical loss or damage insured by this Contract, then the basis of valuation shall be the cost of the blank media plus the costs of copying the ELECTRONIC DATA from back-up or from originals of a previous generation. These costs will not include research and engineering nor any costs of recreating, gathering or assembling such ELECTRONIC DATA. If the media is not repaired, replaced or restored the basis of valuation shall be the cost of the blank media. However this Contract does not insure any amount pertaining to the value of such ELECTRONIC DATA to the Assured or any other party, even if such ELECTRONIC DATA cannot be recreated, gathered or assembled.

NMA 2915 (25.1.01)

07IL\P2Z1059

Excess Catastrophe Reinsurance Contract
Effective: June 1, 2007
issued to
Philadelphia Insurance Company
Bala Cynwyd, Pennsylvania
Philadelphia Indemnity Insurance Company
Bala Cynwyd, Pennsylvania
and
any and all other companies which are now
or may hereafter become member companies of
Philadelphia Insurance Companies
First Excess Catastrophe Reinsurance

Reinsurers	Participations

Ariel Reinsurance Company Limited	10.00%
Everest Reinsurance Company	56.00
Flagstone Reinsurance Limited	14.00
Swiss Reinsurance America Corporation	7.00
Validus Reinsurance, Ltd.	10.00

Through Benfield Limited
Lloyd’s Underwriters Per Signing Schedule	3.00

Total	100.00%

07IL\P2Z1059 Page 1 of 6

Second Excess Catastrophe Reinsurance

Reinsurers	Participations

ACE Tempest Reinsurance Ltd.	5.00%
Ariel Reinsurance Company Limited	10.00
Aspen Insurance Limited	10.00
AXIS Specialty Limited	2.00
Everest Reinsurance Company	20.00
Flagstone Reinsurance Limited	10.00
General Reinsurance Corporation	7.50
GMAC Re Corporation (for Motors Insurance Corporation)	3.50
Hannover Re (Bermuda), Ltd.	2.50
Swiss Reinsurance America Corporation	7.00
Transatlantic Reinsurance Company	7.50
Validus Reinsurance, Ltd.	10.00

Through Benfield Limited (Placement Only)
AXA RE	2.00

Through Benfield Limited
Lloyd’s Underwriters Per Signing Schedule	3.00

Total	100.00%

07IL\P2Z1059 Page 2 of 6

Third Excess Catastrophe Reinsurance

Reinsurers	Participations

Allied World Assurance Company Limited	6.00%
American Agricultural Insurance Company	1.00
Ariel Reinsurance Company Limited	10.00
Aspen Insurance Limited	5.00
AXIS Specialty Limited	2.00
Flagstone Reinsurance Limited	14.00
General Reinsurance Corporation	10.00
Hannover Re (Bermuda), Ltd.	2.50
Swiss Re Underwriters Agency, Inc. (for Swiss Reinsurance America Corporation)	5.00
Swiss Reinsurance America Corporation	10.00
Transatlantic Reinsurance Company	14.00
Validus Reinsurance, Ltd.	10.00
XL Re Ltd	5.00

Through Benfield Limited (Placement Only)
AXA RE	4.00

Through Benfield Limited
Lloyd’s Underwriters Per Signing Schedule	1.50

Total	100.00%

07IL\P2Z1059 Page 3 of 6

Fourth Excess Catastrophe Reinsurance

Reinsurers	Participations

American Agricultural Insurance Company	1.50%
Ariel Reinsurance Company Limited	10.00
AXIS Specialty Limited	2.00
Flagstone Reinsurance Limited	10.00
General Reinsurance Corporation	10.00
GMAC Re Corporation (for Motors Insurance Corporation)	6.00
Hannover Re (Bermuda), Ltd.	2.50
Montpelier Reinsurance Limited	7.50
Partner Reinsurance Company Ltd.	6.50
Swiss Re Underwriters Agency, Inc. (for Swiss Reinsurance America Corporation)	5.00
Swiss Reinsurance America Corporation	10.00
Transatlantic Reinsurance Company	20.00
XL Re Ltd	5.00

Through Benfield Limited (Placement Only)
AXA RE	4.00

Total	100.00%

07IL\P2Z1059 Page 4 of 6

Fifth Excess Catastrophe Reinsurance

Reinsurers	Participations

Allied World Assurance Company Limited	7.50%
American Agricultural Insurance Company	2.00
Ariel Reinsurance Company Limited	10.00
AXIS Specialty Limited	2.00
General Reinsurance Corporation	10.00
Hannover Re (Bermuda), Ltd.	2.50
Montpelier Reinsurance Limited	10.75
Partner Reinsurance Company Ltd.	6.50
Swiss Re Underwriters Agency, Inc. (for Swiss Reinsurance America Corporation)	10.00
Swiss Reinsurance America Corporation	10.00
Transatlantic Reinsurance Company	20.00
XL Re Ltd	5.00

Through Benfield Limited (Placement Only)
AXA RE	1.00

Through Benfield Limited
Lloyd’s Underwriters and Companies Per Signing Schedule(s)	2.75

Total	100.00%

07IL\P2Z1059 Page 5 of 6

Sixth Excess Catastrophe Reinsurance

Reinsurers	Participations

Allied World Assurance Company Limited	7.00%
American Agricultural Insurance Company	1.00
Ariel Reinsurance Company Limited	12.00
AXIS Specialty Limited	7.50
Flagstone Reinsurance Limited	7.00
Hannover Re (Bermuda), Ltd.	5.00
Montpelier Reinsurance Limited	3.00
Partner Reinsurance Company Ltd.	8.00
QBE Reinsurance Corporation	2.00
Swiss Re Underwriters Agency, Inc. (for Swiss Reinsurance America Corporation)	10.00
Transatlantic Reinsurance Company	20.00
Validus Reinsurance, Ltd.	3.00
XL Re Ltd	4.00

Through Benfield Limited
Lloyd’s Underwriters Per Signing Schedule	10.50

Total	100.00%

07IL\P2Z1059 Page 6 of 6

Interests and Liabilities Agreement
of
ACE Tempest Reinsurance Ltd.
Hamilton, Bermuda
(hereinafter referred to as the “Subscribing Reinsurer”)
with respect to the
Excess Catastrophe Reinsurance Contract
Effective: June 1, 2007
issued to and duly executed by
Philadelphia Insurance Company
Bala Cynwyd, Pennsylvania
Philadelphia Indemnity Insurance Company
Bala Cynwyd, Pennsylvania
and
any and all other companies which are now
or may hereafter become member companies of
Philadelphia Insurance Companies
The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above:

0%	of the First Excess Catastrophe Reinsurance
5.00%	of the Second Excess Catastrophe Reinsurance
0%	of the Third Excess Catastrophe Reinsurance
0%	of the Fourth Excess Catastrophe Reinsurance
0%	of the Fifth Excess Catastrophe Reinsurance
0%	of the Sixth Excess Catastrophe Reinsurance
This Agreement shall become effective at 12:01 a.m., Local Standard Time at the location where the loss occurrence commences, June 1, 2007, and shall continue in force until 12:01 a.m., Local Standard Time at the location where the loss occurrence commences, June 1, 2008, unless earlier terminated in accordance with the provisions of the attached Contract.
The Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers,

07IL\P2Z1059 Page 1 of 2

it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.
In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:
Hamilton, Bermuda, this 23rd day of July in the year 2007.

ACE Tempest Reinsurance Ltd.

/s/ Paula Lewin
Paula Lewin, CUO Specialty Desk
(Print name and title)

07IL\P2Z1059 Page 2 of 2

Interests and Liabilities Agreement
of
Allied World Assurance Company Limited
Hamilton, Bermuda
(hereinafter referred to as the “Subscribing Reinsurer”)
with respect to the
Excess Catastrophe Reinsurance Contract
Effective: June 1, 2007
issued to and duly executed by
Philadelphia Insurance Company
Bala Cynwyd, Pennsylvania
Philadelphia Indemnity Insurance Company
Bala Cynwyd, Pennsylvania
and
any and all other companies which are now
or may hereafter become member companies of
Philadelphia Insurance Companies
The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above:

0%	of the First Excess Catastrophe Reinsurance
0%	of the Second Excess Catastrophe Reinsurance
6.00%	of the Third Excess Catastrophe Reinsurance
0%	of the Fourth Excess Catastrophe Reinsurance
7.50%	of the Fifth Excess Catastrophe Reinsurance
7.00%	of the Sixth Excess Catastrophe Reinsurance
This Agreement shall become effective at 12:01 a.m., Local Standard Time at the location where the loss occurrence commences, June 1, 2007, and shall continue in force until 12:01 a.m., Local Standard Time at the location where the loss occurrence commences, June 1, 2008, unless earlier terminated in accordance with the provisions of the attached Contract.
The Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers,

07IL\P2Z1059 Page 1 of 2

it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.
In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:
Hamilton, Bermuda, this 25th day of July in the year 2007.

Allied World Assurance Company Limited

/s/ Stephen T Michel

Stephen T Michel, AVP
(Print name and title)

07IL\P2Z1059 Page 2 of 2

Interests and Liabilities Agreement
of
American Agricultural Insurance Company
Indianapolis, Indiana
(hereinafter referred to as the “Subscribing Reinsurer”)
with respect to the
Excess Catastrophe Reinsurance Contract
Effective: June 1, 2007
issued to and duly executed by
Philadelphia Insurance Company
Bala Cynwyd, Pennsylvania
Philadelphia Indemnity Insurance Company
Bala Cynwyd, Pennsylvania
and
any and all other companies which are now
or may hereafter become member companies of
Philadelphia Insurance Companies
The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above:

0%	of the First Excess Catastrophe Reinsurance
0%	of the Second Excess Catastrophe Reinsurance
1.00%	of the Third Excess Catastrophe Reinsurance
1.50%	of the Fourth Excess Catastrophe Reinsurance
2.00%	of the Fifth Excess Catastrophe Reinsurance
1.00%	of the Sixth Excess Catastrophe Reinsurance
This Agreement shall become effective at 12:01 a.m., Local Standard Time at the location where the loss occurrence commences, June 1, 2007, and shall continue in force until 12:01 a.m., Local Standard Time at the location where the loss occurrence commences, June 1, 2008, unless earlier terminated in accordance with the provisions of the attached Contract.
The Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers,

07IL\P2Z1059 Page 1 of 2

it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.
In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:
Columbus, Ohio, this 23rd day of July in the year 2007.

American Agricultural Insurance Company

/s/ Kevin W. Scarlett

Kevin W. Scarlett, Underwriting Manager
(Print name and title)

07IL\P2Z1059 Page 2 of 2

Interests and Liabilities Agreement
of
Ariel Reinsurance Company Ltd.
Hamilton, Bermuda
(hereinafter referred to as the “Subscribing Reinsurer”)
with respect to the
Excess Catastrophe Reinsurance Contract
Effective: June 1, 2007
issued to and duly executed by
Philadelphia Insurance Company
Bala Cynwyd, Pennsylvania
Philadelphia Indemnity Insurance Company
Bala Cynwyd, Pennsylvania
and
any and all other companies which are now
or may hereafter become member companies of
Philadelphia Insurance Companies
The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above:

10.00%	of the First Excess Catastrophe Reinsurance
10.00%	of the Second Excess Catastrophe Reinsurance
10.00%	of the Third Excess Catastrophe Reinsurance
10.00%	of the Fourth Excess Catastrophe Reinsurance
10.00%	of the Fifth Excess Catastrophe Reinsurance
12.00%	of the Sixth Excess Catastrophe Reinsurance
This Agreement shall become effective at 12:01 a.m., Local Standard Time at the location where the loss occurrence commences, June 1, 2007, and shall continue in force until 12:01 a.m., Local Standard Time at the location where the loss occurrence commences, June 1, 2008, unless earlier terminated in accordance with the provisions of the attached Contract.
The Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers,

07IL\P2Z1059 Page 1 of 2

it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.
In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:
Hamilton, Bermuda, this 26th day of July in the year 2007.

Ariel Reinsurance Company Ltd.

/s/ Stephen Velotti

Stephen Velotti, SVP
(Print name and title)

07IL\P2Z1059 Page 2 of 2

Interests and Liabilities Agreement
of
Aspen Insurance Limited
Hamilton, Bermuda
(hereinafter referred to as the “Subscribing Reinsurer”)
with respect to the
Excess Catastrophe Reinsurance Contract
Effective: June 1, 2007
issued to and duly executed by
Philadelphia Insurance Company
Bala Cynwyd, Pennsylvania
Philadelphia Indemnity Insurance Company
Bala Cynwyd, Pennsylvania
and
any and all other companies which are now
or may hereafter become member companies of
Philadelphia Insurance Companies
The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above:

0%	of the First Excess Catastrophe Reinsurance
10.00%	of the Second Excess Catastrophe Reinsurance
5.00%	of the Third Excess Catastrophe Reinsurance
0%	of the Fourth Excess Catastrophe Reinsurance
0%	of the Fifth Excess Catastrophe Reinsurance
0%	of the Sixth Excess Catastrophe Reinsurance
This Agreement shall become effective at 12:01 a.m., Local Standard Time at the location where the loss occurrence commences, June 1, 2007, and shall continue in force until 12:01 a.m., Local Standard Time at the location where the loss occurrence commences, June 1, 2008, unless earlier terminated in accordance with the provisions of the attached Contract.
The Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers,

07IL\P2Z1059 Page 1 of 2

it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.
In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:
Hamilton, Bermuda, this 19th day of July in the year 2007.

Aspen Insurance Limited

/s/ R P Vacher

R P Vacher, U/W.
(Print name and title)

07IL\P2Z1059 Page 2 of 2

Interests and Liabilities Agreement
of
AXIS Specialty Limited
Pembroke, Bermuda
(hereinafter referred to as the “Subscribing Reinsurer”)
with respect to the
Excess Catastrophe Reinsurance Contract
Effective: June 1, 2007
issued to and duly executed by
Philadelphia Insurance Company
Bala Cynwyd, Pennsylvania
Philadelphia Indemnity Insurance Company
Bala Cynwyd, Pennsylvania
and
any and all other companies which are now
or may hereafter become member companies of
Philadelphia Insurance Companies
The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above:

0%	of the First Excess Catastrophe Reinsurance
2.00%	of the Second Excess Catastrophe Reinsurance
2.00%	of the Third Excess Catastrophe Reinsurance
2.00%	of the Fourth Excess Catastrophe Reinsurance
2.00%	of the Fifth Excess Catastrophe Reinsurance
7.50%	of the Sixth Excess Catastrophe Reinsurance
This Agreement shall become effective at 12:01 a.m., Local Standard Time at the location where the loss occurrence commences, June 1, 2007, and shall continue in force until 12:01 a.m., Local Standard Time at the location where the loss occurrence commences, June 1, 2008, unless earlier terminated in accordance with the provisions of the attached Contract.
The Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers,

07IL\P2Z1059 Page 1 of 2

it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.
In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:
Pembroke, Bermuda, this 11th day of September in the year 2007.

AXIS Specialty Limited

/s/ Christian Dunleavy

Christian Dunleavy, SVP
(Print name and title)

07IL\P2Z1059 Page 2 of 2

Interests and Liabilities Agreement
of
Everest Reinsurance Company
A Delaware Corporation
(hereinafter referred to as the “Subscribing Reinsurer")
with respect to the
Excess Catastrophe Reinsurance Contract
Effective: June 1, 2007
issued to and duly executed by
Philadelphia Insurance Company
Bala Cynwyd, Pennsylvania
Philadelphia Indemnity Insurance Company
Bala Cynwyd, Pennsylvania
and
any and all other companies which are now
or may hereafter become member companies of
Philadelphia Insurance Companies
The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above:

56.00%	of the First Excess Catastrophe Reinsurance
20.00%	of the Second Excess Catastrophe Reinsurance
0%	of the Third Excess Catastrophe Reinsurance
0%	of the Fourth Excess Catastrophe Reinsurance
0%	of the Fifth Excess Catastrophe Reinsurance
0%	of the Sixth Excess Catastrophe Reinsurance
This Agreement shall become effective at 12:01 a.m., Local Standard Time at the location where the loss occurrence commences, June 1, 2007, and shall continue in force until 12:01 a.m., Local Standard Time at the location where the loss occurrence commences, June 1, 2008, unless earlier terminated in accordance with the provisions of the attached Contract.
The Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers,

07IL\P2Z1059 Page 1 of 2

it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.
In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:
Liberty Corner, New Jersey, this 13th day of August in the year 2007.

Everest Reinsurance Company

/s/ Charles Volker
Charles Volker, VP (Print name and title)

07IL\P2Z1059 Page 2 of 2

Interests and Liabilities Agreement
of
Flagstone Reinsurance Limited
Hamilton, Bermuda
(hereinafter referred to as the “Subscribing Reinsurer")
with respect to the
Excess Catastrophe Reinsurance Contract
Effective: June 1, 2007
issued to and duly executed by
Philadelphia Insurance Company
Bala Cynwyd, Pennsylvania
Philadelphia Indemnity Insurance Company
Bala Cynwyd, Pennsylvania
and
any and all other companies which are now
or may hereafter become member companies of
Philadelphia Insurance Companies
The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above:

14.00%	of the First Excess Catastrophe Reinsurance
10.00%	of the Second Excess Catastrophe Reinsurance
14.00%	of the Third Excess Catastrophe Reinsurance
10.00%	of the Fourth Excess Catastrophe Reinsurance
0%	of the Fifth Excess Catastrophe Reinsurance
7.00%	of the Sixth Excess Catastrophe Reinsurance
This Agreement shall become effective at 12:01 a.m., Local Standard Time at the location where the loss occurrence commences, June 1, 2007, and shall continue in force until 12:01 a.m., Local Standard Time at the location where the loss occurrence commences, June 1, 2008, unless earlier terminated in accordance with the provisions of the attached Contract.
The Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers,

07IL\P2Z1059 Page 1 of 2

it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.
In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:
Hamilton, Bermuda, this 20th day of July in the year 2007.

Flagstone Reinsurance Limited

/s/ Kevin M. Madigan
Kevin M. Madigan, Deputy Underwriting Officer NA (Print name and title)

07IL\P2Z1059 Page 2 of 2

Interests and Liabilities Agreement
of
General Reinsurance Corporation
Wilmington, Delaware
(hereinafter referred to as the “Subscribing Reinsurer")
with respect to the
Excess Catastrophe Reinsurance Contract
Effective: June 1, 2007
issued to and duly executed by
Philadelphia Insurance Company
Bala Cynwyd, Pennsylvania
Philadelphia Indemnity Insurance Company
Bala Cynwyd, Pennsylvania
and
any and all other companies which are now
or may hereafter become member companies of
Philadelphia Insurance Companies
(hereinafter referred to collectively as the “Company”)
It Is Hereby Agreed that the Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above:

0%	of the First Excess Catastrophe Reinsurance
7.50%	of the Second Excess Catastrophe Reinsurance
10.00%	of the Third Excess Catastrophe Reinsurance
10.00%	of the Fourth Excess Catastrophe Reinsurance
10.00%	of the Fifth Excess Catastrophe Reinsurance
0%	of the Sixth Excess Catastrophe Reinsurance
It Is Further Agreed that this Agreement shall become effective at 12:01 a.m., Local Standard Time at the location where the loss occurrence commences, June 1, 2007, and shall continue in force until 12:01 a.m., Local Standard Time at the location where the loss occurrence commences, June 1, 2008, unless earlier terminated in accordance with the provisions of the attached Contract.
It Is Also Agreed that the Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

07IL\P2Z1059 Page 1 of 2

It Is Also Agreed that the following Article shall apply to the Subscribing Reinsurer’s participation share in the attached Contract, in lieu of the provisions of Article XXX — Intermediary (BRMA 23A) — of the Contract:
“Article XXX — Intermediary
Benfield Inc. is hereby recognized as the Intermediary for purposes of premium payment, including reinstatements and all adjustments hereunder. Loss billings will be handled through the Intermediary; however, loss payments, including any portion related to loss adjustment expense shall be paid directly by the Reinsurer to the Company.”
In Witness Whereof, the parties hereto by their respective duly authorized representatives have executed this Agreement as of the dates undermentioned at:
Bala Cynwyd, Pennsylvania, this 17th day of July in the year 2007.

Philadelphia Insurance Companies (for and on behalf of the "Company")

/s/ Christopher J. Maguire
Christopher J. Maguire, EVP & CUO (Print name and title)

Stamford, Connecticut, this 1st day of August in the year 2007.

General Reinsurance Corporation

/s/ Joan LaFrance
Joan LaFrance, SVP (Print name and title)

07IL\P2Z1059 Page 2 of 2

Interests and Liabilities Agreement
of
Motors Insurance Corporation
Detroit, Michigan
by
GMAC Re Corporation
Mt. Laurel, New Jersey
(hereinafter referred to as the “Subscribing Reinsurer")
with respect to the
Excess Catastrophe Reinsurance Contract
Effective: June 1, 2007
issued to and duly executed by
Philadelphia Insurance Company
Bala Cynwyd, Pennsylvania
Philadelphia Indemnity Insurance Company
Bala Cynwyd, Pennsylvania
and
any and all other companies which are now
or may hereafter become member companies of
Philadelphia Insurance Companies
The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above:

0%	of the First Excess Catastrophe Reinsurance
3.50%	of the Second Excess Catastrophe Reinsurance
0%	of the Third Excess Catastrophe Reinsurance
6.00%	of the Fourth Excess Catastrophe Reinsurance
0%	of the Fifth Excess Catastrophe Reinsurance
0%	of the Sixth Excess Catastrophe Reinsurance
This Agreement shall become effective at 12:01 a.m., Local Standard Time at the location where the loss occurrence commences, June 1, 2007, and shall continue in force until 12:01 a.m., Local Standard Time at the location where the loss occurrence commences, June 1, 2008, unless earlier terminated in accordance with the provisions of the attached Contract.
The Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers,

07IL\P2Z1059 Page 1 of 2

it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.
In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:
Mt. Laurel, New Jersey, this 23rd day of July in the year 2007.

GMAC Re Corporation (for and on behalf of Motors Insurance Corporation)

/s/ Stacy C. Armstrong
Stacy C. Armstrong, Senior Vice President
(Print name and title)

07IL\P2Z1059 Page 2 of 2

Interests and Liabilities Agreement
of
Hannover Re (Bermuda), Ltd.
Hamilton, Bermuda
(hereinafter referred to as the “Subscribing Reinsurer")
with respect to the
Excess Catastrophe Reinsurance Contract
Effective: June 1, 2007
issued to and duly executed by
Philadelphia Insurance Company
Bala Cynwyd, Pennsylvania
Philadelphia Indemnity Insurance Company
Bala Cynwyd, Pennsylvania
and
any and all other companies which are now
or may hereafter become member companies of
Philadelphia Insurance Companies
The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above:

0%	of the First Excess Catastrophe Reinsurance
2.50%	of the Second Excess Catastrophe Reinsurance
2.50%	of the Third Excess Catastrophe Reinsurance
2.50%	of the Fourth Excess Catastrophe Reinsurance
2.50%	of the Fifth Excess Catastrophe Reinsurance
5.00%	of the Sixth Excess Catastrophe Reinsurance
This Agreement shall become effective at 12:01 a.m., Local Standard Time at the location where the loss occurrence commences, June 1, 2007, and shall continue in force until 12:01 a.m., Local Standard Time at the location where the loss occurrence commences, June 1, 2008, unless earlier terminated in accordance with the provisions of the attached Contract.
The Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

07IL\P2Z1059 Page 1 of 2

In any action, suit or proceeding to enforce the Subscribing Reinsurer’s obligations under the attached Contract, service of process may be made upon Mendes & Mount, 750 Seventh Avenue, New York, New York 10019.
In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:
Hamilton, Bermuda, this 20th day of August in the year 2007.

Hannover Re (Bermuda), Ltd.
/s/ Schlie

Schlie (VP)
(Print name and title)

/s/ Duesterhaus

Duesterhaus (AVP)
(Print name and title)

07IL\P2Z1059 Page 2 of 2

Interests and Liabilities Agreement
of
Montpelier Reinsurance Limited
Hamilton, Bermuda
(hereinafter referred to as the “Subscribing Reinsurer")
with respect to the
Excess Catastrophe Reinsurance Contract
Effective: June 1, 2007
issued to and duly executed by
Philadelphia Insurance Company
Bala Cynwyd, Pennsylvania
Philadelphia Indemnity Insurance Company
Bala Cynwyd, Pennsylvania
and
any and all other companies which are now
or may hereafter become member companies of
Philadelphia Insurance Companies
The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above:

0%	of the First Excess Catastrophe Reinsurance
0%	of the Second Excess Catastrophe Reinsurance
0%	of the Third Excess Catastrophe Reinsurance
7.50%	of the Fourth Excess Catastrophe Reinsurance
10.75%	of the Fifth Excess Catastrophe Reinsurance
3.00%	of the Sixth Excess Catastrophe Reinsurance
This Agreement shall become effective at 12:01 a.m., Local Standard Time at the location where the loss occurrence commences, June 1, 2007, and shall continue in force until 12:01 a.m., Local Standard Time at the location where the loss occurrence commences, June 1, 2008, unless earlier terminated in accordance with the provisions of the attached Contract.
The Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers,

07IL\P2Z1059 Page 1 of 2

it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.
In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:
Hamilton, Bermuda, this 25th day of July in the year 2007.

Montpelier Reinsurance ltd.

/s/ Paul Hopwood
Paul Hopwood, SVP & N.A. Treaty Underwriter
(Print name and title)

07IL\P2Z1059 Page 2 of 2

Interests and Liabilities Agreement
of
Partner Reinsurance Company Ltd.
Pembroke, Bermuda
(hereinafter referred to as the “Subscribing Reinsurer”)
with respect to the
Excess Catastrophe Reinsurance Contract
Effective: June 1, 2007
issued to and duly executed by
Philadelphia Insurance Company
Bala Cynwyd, Pennsylvania
Philadelphia Indemnity Insurance Company
Bala Cynwyd, Pennsylvania
and
any and all other companies which are now
or may hereafter become member companies of
Philadelphia Insurance Companies
The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above:

0%	of the First Excess Catastrophe Reinsurance
0%	of the Second Excess Catastrophe Reinsurance
0%	of the Third Excess Catastrophe Reinsurance
6.50%	of the Fourth Excess Catastrophe Reinsurance
6.50%	of the Fifth Excess Catastrophe Reinsurance
8.00%	of the Sixth Excess Catastrophe Reinsurance
This Agreement shall become effective at 12:01 a.m., Local Standard Time at the location where the loss occurrence commences, June 1, 2007, and shall continue in force until 12:01 a.m., Local Standard Time at the location where the loss occurrence commences, June 1, 2008, unless earlier terminated in accordance with the provisions of the attached Contract.
The Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers,

07IL\P2Z1059 Page 1 of 2

it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.
In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:
Pembroke, Bermuda, this 8th day of August in the year 2007.

Partner Reinsurance Company Ltd.
/s/ Jesse Decouto

Jesse Decouto, VP
(Print name and title)

/s/ Catherine Sousa Lombardi

Catherine Sousa Lombardi, Asst Underwriter
(Print name and title)

07IL\P2Z1059 Page 2 of 2

Interests and Liabilities Agreement
of
QBE Reinsurance Corporation
Philadelphia, Pennsylvania
(hereinafter referred to as the “Subscribing Reinsurer”)
with respect to the
Excess Catastrophe Reinsurance Contract
Effective: June 1, 2007
issued to and duly executed by
Philadelphia Insurance Company
Bala Cynwyd, Pennsylvania
Philadelphia Indemnity Insurance Company
Bala Cynwyd, Pennsylvania
and
any and all other companies which are now
or may hereafter become member companies of
Philadelphia Insurance Companies
The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above:

0%	of the First Excess Catastrophe Reinsurance
0%	of the Second Excess Catastrophe Reinsurance
0%	of the Third Excess Catastrophe Reinsurance
0%	of the Fourth Excess Catastrophe Reinsurance
0%	of the Fifth Excess Catastrophe Reinsurance
2.00%	of the Sixth Excess Catastrophe Reinsurance
This Agreement shall become effective at 12:01 a.m., Local Standard Time at the location where the loss occurrence commences, June 1, 2007, and shall continue in force until 12:01 a.m., Local Standard Time at the location where the loss occurrence commences, June 1, 2008, unless earlier terminated in accordance with the provisions of the attached Contract.
The Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers,

07IL\P2Z1059 Page 1 of 2

it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.
In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:
New York, New York, this 30th day of July in the year 2007.

QBE Reinsurance Corporation

/s/ Gregory R. Cuilwik
Gregory R. Cuilwik, Vice President

(Print name and title)

07IL\P2Z1059 Page 2 of 2

Interests and Liabilities Agreement
of
Swiss Reinsurance America Corporation
Armonk, New York
through
Swiss Re Underwriters Agency, Inc.
Calabasas, California
(hereinafter referred to as the “Subscribing Reinsurer”)
with respect to the
Excess Catastrophe Reinsurance Contract
Effective: June 1, 2007
issued to and duly executed by
Philadelphia Insurance Company
Bala Cynwyd, Pennsylvania
Philadelphia Indemnity Insurance Company
Bala Cynwyd, Pennsylvania
and
any and all other companies which are now
or may hereafter become member companies of
Philadelphia Insurance Companies
The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above:

0%	of the First Excess Catastrophe Reinsurance
0%	of the Second Excess Catastrophe Reinsurance
5.00%	of the Third Excess Catastrophe Reinsurance
5.00%	of the Fourth Excess Catastrophe Reinsurance
10.00%	of the Fifth Excess Catastrophe Reinsurance
10.00%	of the Sixth Excess Catastrophe Reinsurance
This Agreement shall become effective at 12:01 a.m., Local Standard Time at the location where the loss occurrence commences, June 1, 2007, and shall continue in force until 12:01 a.m., Local Standard Time at the location where the loss occurrence commences, June 1, 2008, unless earlier terminated in accordance with the provisions of the attached Contract.
The Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers,

07IL\P2Z1059 Page 1 of 2

it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.
In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:
Calabasas, California, this 24th day of July in the year 2007.

Swiss Re Underwriters Agency, Inc. (for Swiss Reinsurance America Corporation)
/s/ Daniel S. McElvany

Daniel S. McElvany, SVP
(Print name and title)

07IL\P2Z1059 Page 2 of 2

Interests and Liabilities Agreement
of
Swiss Reinsurance America Corporation
Armonk, New York
(hereinafter referred to as the “Subscribing Reinsurer”)
with respect to the
Excess Catastrophe Reinsurance Contract
Effective: June 1, 2007
issued to and duly executed by
Philadelphia Insurance Company
Bala Cynwyd, Pennsylvania
Philadelphia Indemnity Insurance Company
Bala Cynwyd, Pennsylvania
and
any and all other companies which are now
or may hereafter become member companies of
Philadelphia Insurance Companies
(hereinafter referred to collectively as the “Company”)
It Is Hereby Agreed that the Subscribing Reinsurer shall have the following percentage shares in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above:

7.00%	of the First Excess Catastrophe Reinsurance
7.00%	of the Second Excess Catastrophe Reinsurance
10.00%	of the Third Excess Catastrophe Reinsurance
10.00%	of the Fourth Excess Catastrophe Reinsurance
10.00%	of the Fifth Excess Catastrophe Reinsurance
0%	of the Sixth Excess Catastrophe Reinsurance
It Is Further Agreed that this Agreement shall become effective at 12:01 a.m., Local Standard Time at the location where the loss occurrence commences, June 1, 2007, and shall continue in force until 12:01 a.m., Local Standard Time at the location where the loss occurrence commences, June 1, 2008, unless earlier terminated in accordance with the provisions of the attached Contract.
It Is Also Agreed that the Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

07IL\P2Z1059 Page 1 of 2

It Is Also Agreed that the following Article shall apply to the Subscribing Reinsurer’s participation share in the attached Contract, in lieu of the provisions of Article XXX - Intermediary (BRMA 23A) — of the Contract:
     “Article XXX — Servicing
Benfield Inc. is the Servicing Agent providing services for the Company in connection with this Contract. There is no Intermediary of record for this Contract. These services shall include but not be limited to notices, statements, premium, return premium, taxes, losses, loss adjustment expense, salvages and loss settlements. However, such services shall in no way be construed as providing Benfield Inc. with the authority to negotiate or otherwise act on behalf of the Reinsurer.”
In Witness Whereof, the parties hereto by their respective duly authorized representatives have executed this Agreement as of the dates undermentioned at:
Bala Cynwyd, Pennsylvania, this 17th day of July in the year 2007.

Philadelphia Insurance Companies (for and on behalf of the “Company”)

Christopher J. Maguire, EVP & CUO

(Print name and title)
Armonk, New York, this 23rd day of October in the year 2007.

Swiss Reinsurance America Corporation

M. JosephCook, VP William J. O’Donnell, Managing Director

(Print name and title)

07IL\P2Z1059 Page 2 of 2

Interests and Liabilities Agreement
of
Transatlantic Reinsurance Company
New York, New York
(hereinafter referred to as the “Subscribing Reinsurer”)
with respect to the
Excess Catastrophe Reinsurance Contract
Effective: June 1, 2007
issued to and duly executed by
Philadelphia Insurance Company
Bala Cynwyd, Pennsylvania
Philadelphia Indemnity Insurance Company
Bala Cynwyd, Pennsylvania
and
any and all other companies which are now
or may hereafter become member companies of
Philadelphia Insurance Companies
The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above:

0%	of the First Excess Catastrophe Reinsurance
7.50%	of the Second Excess Catastrophe Reinsurance
14.00%	of the Third Excess Catastrophe Reinsurance
20.00%	of the Fourth Excess Catastrophe Reinsurance
20.00%	of the Fifth Excess Catastrophe Reinsurance
20.00%	of the Sixth Excess Catastrophe Reinsurance
This Agreement shall become effective at 12:01 a.m., Local Standard Time at the location where the loss occurrence commences, June 1, 2007, and shall continue in force until 12:01 a.m., Local Standard Time at the location where the loss occurrence commences, June 1, 2008, unless earlier terminated in accordance with the provisions of the attached Contract.
The Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers,

07IL\P2Z1059 Page 1 of 2

it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.
In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:
New York, New York, this 30th day of August in the year 2007.

Transatlantic Reinsurance Company

/s/ William Orendorf
William Orendorf, Senior Underwriter
(Print name and title)

07IL\P2Z1059 Page 2 of 2

Interests and Liabilities Agreement
of
Validus Reinsurance, Ltd.
Hamilton, Bermuda
(hereinafter referred to as the “Subscribing Reinsurer”)
with respect to the
Excess Catastrophe Reinsurance Contract
Effective: June 1, 2007
issued to and duly executed by
Philadelphia Insurance Company
Bala Cynwyd, Pennsylvania
Philadelphia Indemnity Insurance Company
Bala Cynwyd, Pennsylvania
and
any and all other companies which are now
or may hereafter become member companies of
Philadelphia Insurance Companies
The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above:

10.00%	of the First Excess Catastrophe Reinsurance
10.00%	of the Second Excess Catastrophe Reinsurance
10.00%	of the Third Excess Catastrophe Reinsurance
0%	of the Fourth Excess Catastrophe Reinsurance
0%	of the Fifth Excess Catastrophe Reinsurance
3.00%	of the Sixth Excess Catastrophe Reinsurance
This Agreement shall become effective at 12:01 a.m., Local Standard Time at the location where the loss occurrence commences, June 1, 2007, and shall continue in force until 12:01 a.m., Local Standard Time at the location where the loss occurrence commences, June 1, 2008, unless earlier terminated in accordance with the provisions of the attached Contract.
The Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers,

07IL\P2Z1059 Page 1 of 2

it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.
In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:
     Hamilton, Bermuda, this 10th day of August in the year 2007.

Validus Reinsurance, Ltd.

/s/ C. Silvester
C. Silvester - Vice President
(Print name and title)

07IL\P2Z1059 Page 2 of 2

Interests and Liabilities Agreement
of
XL Re Ltd
Hamilton, Bermuda
(hereinafter referred to as the “Subscribing Reinsurer”)
with respect to the
Excess Catastrophe Reinsurance Contract
Effective: June 1, 2007
issued to and duly executed by
Philadelphia Insurance Company
Bala Cynwyd, Pennsylvania
Philadelphia Indemnity Insurance Company
Bala Cynwyd, Pennsylvania
and
any and all other companies which are now
or may hereafter become member companies of
Philadelphia Insurance Companies
The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above:

0%	of the First Excess Catastrophe Reinsurance
0%	of the Second Excess Catastrophe Reinsurance
5.00%	of the Third Excess Catastrophe Reinsurance
5.00%	of the Fourth Excess Catastrophe Reinsurance
5.00%	of the Fifth Excess Catastrophe Reinsurance
4.00%	of the Sixth Excess Catastrophe Reinsurance
This Agreement shall become effective at 12:01 a.m., Local Standard Time at the location where the loss occurrence commences, June 1, 2007, and shall continue in force until 12:01 a.m., Local Standard Time at the location where the loss occurrence commences, June 1, 2008, unless earlier terminated in accordance with the provisions of the attached Contract.
The Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers,

07IL\P2Z1059 Page 1 of 2

it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.
In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:
     Hamilton, Bermuda, this 28th day of September in the year 2007.

XL Re Ltd

/s/ Gino Z. Smith
Gino Z. Smith, AVP
(Print name and title)

07IL\P2Z1059 Page 2 of 2

Interests and Liabilities Agreement
of
AXA RE
Paris, France
(hereinafter referred to as the “Subscribing Reinsurer”)
with respect to the
Excess Catastrophe Reinsurance Contract
Effective: June 1, 2007
issued to and duly executed by
Philadelphia Insurance Company
Bala Cynwyd, Pennsylvania
Philadelphia Indemnity Insurance Company
Bala Cynwyd, Pennsylvania
and
any and all other companies which are now
or may hereafter become member companies of
Philadelphia Insurance Companies
The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above:

0%	of the First Excess Catastrophe Reinsurance
2.00%	of the Second Excess Catastrophe Reinsurance
4.00%	of the Third Excess Catastrophe Reinsurance
4.00%	of the Fourth Excess Catastrophe Reinsurance
1.00%	of the Fifth Excess Catastrophe Reinsurance
0%	of the Sixth Excess Catastrophe Reinsurance
This Agreement shall become effective at 12:01 a.m., Local Standard Time at the location where the loss occurrence commences, June 1, 2007, and shall continue in force until 12:01 a.m., Local Standard Time at the location where the loss occurrence commences, June 1, 2008, unless earlier terminated in accordance with the provisions of the attached Contract.
The Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers,

07IL\P2Z1059 Page 1 of 2

it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.
In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:
Paris, France, this 17th day of October in the year 2007.

AXA RE

/s/ Antoine Gomot
Antoine Gomot, Treaty Underwriter
(Print name and title)

07IL\P2Z1059 Page 2 of 2

Interests and Liabilities Agreement
of
Certain Underwriting Members of Lloyd’s
shown in the Signing Schedules attached hereto
(hereinafter referred to as the “Subscribing Reinsurer”)
with respect to the
Excess Catastrophe Reinsurance Contract
Effective: June 1, 2007
issued to and duly executed by
Philadelphia Insurance Company
Bala Cynwyd, Pennsylvania
Philadelphia Indemnity Insurance Company
Bala Cynwyd, Pennsylvania
and
any and all other companies which are now
or may hereafter become member companies of
Philadelphia Insurance Companies
The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above:

3.00%	of the First Excess Catastrophe Reinsurance
3.00%	of the Second Excess Catastrophe Reinsurance
1.50%	of the Third Excess Catastrophe Reinsurance
0%	of the Fourth Excess Catastrophe Reinsurance
2.75%	of the Fifth Excess Catastrophe Reinsurance
10.50%	of the Sixth Excess Catastrophe Reinsurance
This Agreement shall become effective at 12:01 a.m., Local Standard Time at the location where the loss occurrence commences, June 1, 2007, and shall continue in force until 12:01 a.m., Local Standard Time at the location where the loss occurrence commences, June 1, 2008, unless earlier terminated in accordance with the provisions of the attached Contract.
The Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.
In any action, suit or proceeding to enforce the Subscribing Reinsurer’s obligations under the attached Contract, service of process may be made upon Mendes & Mount, 750 Seventh Avenue, New York, New York 10019.
Signed for and on behalf of the Subscribing Reinsurer in the Signing Schedules attached hereto.
Signed by Manager at Lloyds of London

07IL\P2Z1059